Exhibit 10.9

HAMBRECHT ASIA ACQUISITION CORP.

________, 2007

Hambrecht Eu Capital Management LLC
[address]

Dear [         ]:

This letter will confirm our agreement that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of Hambrecht Asia Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the prospectus), Hambrecht Eu Capital Management LLC (“You”) shall make available to the Company certain technology and administrative and secretarial services, as well as the use of certain limited office space, including a conference room, in Hong Kong and Shanghai as may be required by the Company from time to time. In exchange therefor, the Company shall pay to You the sum of $7,500 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.

This Agreement may be signed in counterpart.

Very truly yours,

Hambrecht Asia Acquisition Corporation

By:
Name: John Wang Title: Chief Executive Officer, President and Director

Agreed to and Accepted by:
Hambrecht Eu Capital Management LLC

Name: Title: